                                 FORM 8-K/A-2



                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT:  JUNE 21, 1996




                            CYCOMM INTERNATIONAL INC.
            --------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          WYOMING                  1-11686(12b)              54-1779046
--------------------------------------------------------------------------------
      (STATE OF OTHER              (COMMISSION               (IRS EMPLOYER
       JURISDICTION OF             FILE NUMBER)              IDENTIFICATION NO.)
       INCORPORATION)



               1420 SPRINGHILL ROAD, SUITE 420, MCLEAN, VA  22102
          ------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (703) 903-9548
                                                          --------------

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

         On June 21, 1996, Cycomm International, Inc. (the "Company") entered into an asset purchase agreement by and among the Company and 9036-8028
Quebec, Inc. (collectively the "Buyer") and M3i Technologies Inc. and M3i Systems Inc. (collectively the "Seller") under which the Buyer acquired substantially all of the assets of the Seller, for an aggregate purchase price, subject to earn-out provisions, of a maximum of $5,000,000. The Seller is based in Montreal, Quebec and is engaged in the design, manufacturing, sale and support of mobile computing and communications systems.

         On June 3, 1996, the Company incorporated 9036-8028 Quebec, Inc. for the sole purpose of acquiring certain assets of the Seller. On June 21, 1996, the Buyer acquired substantially all of the assets of the Seller in exchange for cash of $1,000,000 and Common Stock of the Company valued at a maximum of $4,000,000 for an aggregate purchase price, subject to earn-out provisions, of a maximum of $5,000,000. The amount of the Common Stock is subject to earn-out provisions based on the achievement of certain unit sales volumes for a five year period. Any Common Stock issued under the earn-out provisions will be issued at the average current market price for the quarter of issuance. The earn-out provisions will be fully satisfied upon the Company recording approximately $31 million in revenues from the sales of computer units.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS


         (a) The Company is unable to provide certain audited information regarding its acquisition of substantially all the assets of Seller, because such information is not known or reasonably available to the Company without undue effort and expense. See Rule 12b-21 of the Securities Exchange Act of 1934. Pursuant to the terms of the Asset Purchase Agreement, the Seller represented that audited financial statements for M3i Technologies Inc.'s ("M3i's") fiscal year ending March 31, 1996 would be provided to the Company shortly after the closing of the transaction. In December 1996, after repeated requests by the Company for M3i's audited financial statements, the Seller informed the Company that the audit of M3i would not be completed. Because the Seller has advised the Company that the audit of M3i for the period preceding the Company's purchase of M3i's assets would not be completed, and because the information required to complete an audit of M3i rests peculiarly within the knowledge of the Seller, which is not affiliated with the Company, the Company is unable to obtain audited financial statements for M3i without unreasonable effort or expense. The Company only has access to unaudited financial statements for M3i for the year ended March 31, 1996, and for and the interim period ended May 31, 1996. These unaudited financial statements were prepared using Canadian generally accepted accounting principles, which differ in certain respects from generally accepted accounting principles in the United States; and were not compiled by the Company.

         (b)  Pro form financial information of Cycomm International.

         (c) Unaudited Financial Statements for the year ended March 31, 1996 and the two months ended May 31, 1996 of M3i Technologies Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   CYCOMM INTERNATIONAL INC.



Date: December 1, 1997                             By:
      ----------------                                --------------------------
                                                      Albert I. Hawk
                                                      Chief Executive Officer

                              M3I TECHNOLOGIES INC.
                             UNAUDITED BALANCE SHEET
                          AS OF MARCH 31, 1996 AND 1995
                              (IN CANADIAN DOLLARS)



                                                            CANADIAN $
                                                             MARCH 31
                                                     1996                1995
                                                     ----                ----
ASSETS
CURRENT ASSETS
         Cash                                         2,381                ---
         Investments
         Accounts receivable                        850,733            220,079
         Advances                                   185,245            107,075
         Government assistance receivable           787,259            350,000
         Inventory                                3,761,062          1,377,394
         Other current assets                         5,826             15,308
                                                -----------        -----------
         TOTAL                                    5,592,506          2,069,856

OTHER ASSETS
         Fixed assets                               786,286            957,500
         Deferred development cost                2,131,585          2,197,185
         Investments Lectogram (R&D) Inc.            60,500             60,500
         Pre-production costs                     1,878,338          1,856,405
         Tax Credit receivable                          ---            262,911
                                                -----------        -----------
         TOTAL                                    4,856,709          5,334,501
                                                -----------        -----------


TOTAL ASSETS                                     10,449,214          7,404,357
                                                ===========        ===========

LIABILITIES
CURRENT LIABILITIES
         Bank loan                                1,218,447            192,636
         Accounts payable                           535,969            301,357
         Salaries payables                           68,231                ---
         Income taxes                              (900,500)               ---
         Unearned income                              9,656                ---
                                                -----------        -----------
         TOTAL                                      931,803            493,993

LONG TERM BORROWING
         Due to shareholder                             ---            373,739
         Long term debt                             950,000            950,000
         Due to related companies                 8,292,588          3,636,677
                                                -----------        -----------
         TOTAL                                    9,242,588          4,960,416

SHAREHOLDERS' EQUITY
         Common stock                               249,948            249,948
         Preferred stock                          1,700,000          1,700,000
         Retained earnings                                1                ---
         Earnings for the fiscal year            (1,675,126)               ---
                                                -----------        -----------
         TOTAL                                      274,823          1,949,948
                                                -----------        -----------

LIABILITIES & EQUITY                             10,449,214          7,404,357
                                                ===========        ===========

                            M3I TECHNOLOGIES INC.
                               INCOME STATEMENT
                     FOR THE YEAR ENDED MARCH 31ST, 1996
                            (IN CANADIAN DOLLARS)

SALES
            PCMobile                                               1,694,237
            Peripheral                                               653,941
                                                                  ----------
TOTAL                                                              2,348,178

COST OF GOODS SOLD
            Materials                                             (1,089,898)
            Assembly                                                 (16,168)
            Peripheral                                              (399,607)
                                                                  ----------
TOTAL                                                             (1,505,673)

            Royalties                                                (39,503)
            Sales commissions                                        (41,025)
                                                                  ----------

TOTAL COST OF GOODS SOLD                                          (1,586,201)
                                                                  ----------

GROSS PROFIT MARGIN                                                  761,977

OPERATING EXPENSES
            Salaries & fringe benefits                            (1,694,074)
            Materials, NRE and sub-contracts                        (164,492)
            Equipment rent and maintenance                           (13,591)
            Business promotion fees                                  (64,115)
            Transportation fees                                       (7,782)
            Printing, documentation and office expenditures          (97,366)
            Travelling expenses                                     (166,195)
            Facilities expenses                                     (118,438)
            Training expenses                                         (2,321)
            Professional fees                                       (118,549)
            Parent administrative charges                           (120,000)
            Premium                                                  (73,812)
            Other expenses                                          (418,905)
            Other expenses                                          (109,699)
            Other maintenance                                         (1,020)
            Other revenues                                            84,175
                                                                  ----------
TOTAL OPERATING EXPENSES                                          (3,086,184)

            Depreciation deferred development costs                 (118,400)
            Depreciation fixed assets                               (175,049)
                                                                  ----------

TOTAL OPERATING EXPENSES & DEPRECIATIONS                          (3,379,633)

FINANCIAL CHARGES
            Interest and bank charges                                (67,340)
            Long term interest charges                               (57,133)
            Other interest expenses                                     (394)
                                                                  ----------
TOTAL                                                               (124,867)

INCOME BEFORE TAXES                                               (2,742,523)
                                                                  ----------

            Income taxes                                             900,500
            Investments tax credits                                  166,897
                                                                  ----------
TOTAL TAXES                                                        1,067,397
                                                                  ----------

NET INCOME                                                        (1,675,126)
                                                                  ==========

                              M3I TECHNOLOGIES INC.
                             STATEMENT OF CASH FLOW
                       FOR THE YEAR ENDED MARCH 31ST, 1996
                              (IN CANADIAN DOLLARS)

OPERATING ACTIVITIES
--------------------
Net loss                                                    (1,675,126)
Adjustment to reconcile net loss to net cash provided
          Depreciation of fixed assets                         175,049
          Amortization of deferred costs                       118,400
Change in non-cash working capital balance related to
operating activities                                        (3,456,198)
                                                            ----------
Cash (used) in operating activities                         (4,837,875)
                                                            ==========

INVESTING ACTIVITIES
--------------------

Acquisition of fixed assets                                     (3,835)
Disposal Deferred development costs                            (52,800)
Pre-Production costs                                           (21,933)
Tax credit receivable                                          262,911
                                                            ----------
Cash (used) in investing activities                            184,343
                                                            ==========

FINANCING ACTIVITIES
--------------------

Due to related companies                                     4,655,911
Shareholders Equity                                                  2
                                                            ----------
Cash provided by financing activities                        4,655,913
                                                            ----------
Increase (decrease) in cash during the year                      2,381
Cash, beginning of the year                                        ---
                                                            ----------
Cash, end of year                                                2,381
                                                            ==========

M3I TECHNOLOGIES INC.

NOTES TO BALANCE SHEET
MARCH 31, 1996
--------------------------------------------------------------------------------

1.INCORPORATION


  The Company was incorporated under Part IA of the Quebec Companies Act on November 2, 1993 and has not yet commenced operations.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


  INVENTORIES
  Inventories are recorded at the lower of cost and net realizable value, with cost being determined on the average cost basis.

  FIXED ASSETS
  Fixed assets are recorded at cost. Depreciation is provided for over the estimated useful lives of the fixed assets as follows:

        Computer equipment                        20% straight-line
        Furniture and fixtures                    20% declining balance
        Moulds and dies                           20% straight-line
        Leasehold improvements                    20% straight-line

  LONG-TERM INVESTMENT
  The long-term investment is valued at cost and written down if and when there has been a permanent impairment in value.

  DEVELOPMENT COSTS
  Internally-generated development costs are expensed as incurred unless management believes a development project meets a strict interpretation of principles applicable to deferral and amortization. Purchased development costs are capitalized. The costs which are capitalized are amortized based on the sales of the product for which these costs were incurred. The net book value of all deferred development projects is reviewed annually and written down when it has been determined that the costs may not be recovered from corresponding future sales.

  PRE-PRODUCTION COSTS
  Pre-production costs are amortized based on the estimated market life of the products to be sold. Any incidental revenues earned during the pre-production period are recorded as a reduction of these pre-production costs.

  INCOME TAXES AND TAX CREDITS
  The Company follows the tax allocation basis of accounting for income taxes. Deferred income taxes are provided for on timing differences between accounting income and income for tax purposes. These differences result because certain provisions recorded in the accounts are not deductible for tax purposes until a future year and because certain amounts included in accounting income are not taxable until a future year. Tax credits arising from the acquisition of fixed assets are recorded as a deduction from the cost of the assets acquired while those arising from current expenses are deducted from either (i) those expensed in the year of expenditure, or (ii) those capitalized as pre-production costs.

M3I TECHNOLOGIES INC.

NOTES TO BALANCE SHEET
MARCH 31, 1996                                                         PAGE 2
-----------------------------------------------------------------------------

 3.    INVENTORIES

                                                              1996                          1995
                                                           (unaudited)                   (unaudited)

        Raw materials                                      $3,132,892                    $1,153,070
        Finished goods                                        628,170                       224,324
                                                           ----------                    ----------
                                                           $3,761,062                    $1,377,394
                                                           ==========                    ==========


 4.    FIXED ASSETS


                                                               1996                          1995
                                                            (unaudited)                   (unaudited)

        Computer equipment                                   $201,260                      $222,930
        Furniture and fixtures                                 25,568                        26,770
        Moulds and dies                                       557,129                       704,888
        Leasehold improvements                                  2,329                         2,912
                                                             --------                      --------
                                                             $786,286                      $957,500
                                                             ========                      ========


5.     PRE-PRODUCTION COSTS

       Pre-production costs consist of the following:


                                                              1996                          1995
                                                          (unaudited)                   (unaudited)
        Salaries and fringe benefits                       $1,694,074                    $1,718,439
        Materials                                             164,492                       328,558
        Professional fees                                     118,549                       169,348
        Rent                                                  118,438                        96,867
        Other expenses                                        528,604                       266,257
                                                           ----------                    ----------
                                                            2,624,157                     2,579,469

        Less:       Tax credits                               900,500                       531,055
                    Incidental revenue                        166,897                       192,009
                                                           ----------                    ----------
                                                            1,067,397                       723,064
                                                           ----------                    ----------
                                                           $1,556,760                    $1,856,405
                                                           ==========                    ==========

M3I TECHNOLOGIES INC.

NOTES TO BALANCE SHEET
MARCH 31, 1996                                                           PAGE 3
-------------------------------------------------------------------------------

 6.    DEBENTURE PAYABLE

                                                                                           1996                          1995
                                                                                        (unaudited)                   (unaudited)





        Exchangeable debenture, non-interest bearing until March 31, 1995, and bearing interest at 6% per annum, thereafter, maturing in March 1999, exchangeable at the option of the debenture holder after March 31,
        1997, provided that the related company is listed on a stock exchange on the basis of the average closing price of the related company's
        common shares less a discount varying from 10% to 15%                              $950,000                      $950,000
                                                                                           ========                      ========


 7.    SHARE CAPITAL

                                                                                            1996                          1995
                                                                                        (unaudited)                   (unaudited)
        Authorized
            Unlimited number of voting and participating Class A, B and C common shares, without nominal or par value
            Unlimited number of First rank preferred shares issuable in series, without par value. These shares are redeemable based on the future sales of the PCMobile at a redemption price of their issue price, carry a monthly, preferential, fixed
                 non-cumulative dividend at the rate of $0.003 per share
            Unlimited number of Second rank preferred shares issuable
                 in series, with or without par value

        Issued
            6,822,000 Class A common shares                                                  $189,447                    $  189,447
            2,178,000 Class B common shares                                                    60,501                        60,501
            1,700,000 Second rank Series 1 preferred shares                                 1,700,000                     1,700,000
                                                                                           ----------                    ----------
                                                                                           $1,949,948                    $1,949,948
                                                                                           ==========                    ==========

M3I TECHNOLOGIES INC.

NOTES TO BALANCE SHEET
MARCH 31, 1996                                                           PAGE 4
-------------------------------------------------------------------------------


8.    TAX CREDITS

      The tax credits claimed have been applied as follows;

                                                                                            1996                          1995
                                                                                        (unaudited)                   (unaudited)

        Reduction of expenses incurred on research and development activities              $151,243                      $430,392

        Reduction of the cost of fixed assets.                                                1,191                        96,225
                                                                                           --------                      --------
                                                                                           $152,434                      $526,617
                                                                                           ========                      ========

9.    INCOME TAXES

      The Company has non-capital losses of approximately $3,100,000 which can be carried forward up to 2001, 2002 and 2003 to reduce future taxable income. In addition, the Company has unclaimed research and development expenses in the approximate amount of $1,577,000 (federal) and $1,722,000 (Quebec) which can be carried forward indefinitely to reduce future taxable income. The future tax benefits of these items have not been set up in the financial statements nor reflected as a reduction of the pre-production costs.

10.   RELATED PARTY TRANSACTIONS

      During the year in the course of its regular business activities, the Company purchased a total of $663,359 (1995 - $398,024 - unaudited) in services from related companies.

11.   COMMITMENTS

      The Company has issued an irrevocable standby letter of credit in the amount of US$700,000 to a sub-contractor for the manufacture of the PCMobile.

12.   COMPARATIVE FIGURES

      Certain of the 1995 comparative figures have been reclassified to conform with the financial statement presentation adopted for the current year.

                             M3I TECHNOLOGIES INC.
                                 BALANCE SHEET
                     AS OF MAY 31, 1996 AND MARCH 31, 1996
                             (IN CANADIAN DOLLARS)

                                                        CANADIAN $
                                            MAY 31, 1996      MARCH 31, 1996

ASSETS
CURRENT ASSETS

      Cash                                         2,381              2,381
      Investments
      Accounts receivable                        626,471          1,464,879
      Advances                                   184,656            185,245
      Taxes receivable                           209,880                ---
      Government assistance receivable           800,144            788,800
      Inventory                                3,996,061          3,761,062
      Other current assets                           ---              5,825
                                             -----------        -----------
      TOTAL                                    5,819,593          6,208,191
                                             ===========        ===========

OTHER ASSETS

Fixed assets                                     760,053            786,286
Deferred development cost                      2,120,185          2,127,688
Investments Lectogram (R&D) Inc.                  60,500             60,500
Tax credit receivable                          1,008,000
Pre-production costs                           1,868,938          1,878,338
                                             -----------        -----------
      TOTAL                                    5,817,676          4,852,812
                                             -----------        -----------
TOTAL ASSETS                                  11,637,269         11,061,003
                                             ===========        ===========

LIABILITIES
CURRENT LIABILITIES
      Bank loan                                1,590,924          1,218,447
      Accounts payable                           433,037            535,969
      Salaries payables                          171,862             68,231
      Income taxes                                   ---           (900,500)
      Unearned income                              9,656              9,656
                                             -----------        -----------
      TOTAL                                    2,205,479            931,803

LONG TERM BORROWING
Due to shareholder                               373,739            373,739
Long term debt                                   950,000            950,000
Due to related companies                       8,040,177          8,534,535
                                             -----------        -----------
      TOTAL                                    9,363,916          9,858,274

SHAREHOLDERS' EQUITY
      Common stock                               249,948            249,948
      Preferred stock                          1,700,000          1,700,000
      Retained earnings                       (1,675,126)                 1
      Earnings for the fiscal year              (206,949)        (1,679,023)
                                             -----------        -----------
      TOTAL                                       67,874            270,926
                                             -----------        -----------
LIABILITIES & EQUITY                          11,637,269         11,061,003
                                             ===========        ===========

                             M3I TECHNOLOGIES INC.
                                INCOME STATEMENT
                     FOR THE TWO MONTHS ENDED MAY 31, 1996
                             (IN CANADIAN DOLLARS)

                                                              CANADIAN $
SALES
         PCMobile                                               331,806
         Peripheral                                             139,762
                                                               --------
TOTAL                                                           471,568

COST OF GOODS SOLD
         Materials                                             (157,677)
         Assembly                                                  (717)
         Peripheral                                             (83,152)
                                                               --------
TOTAL                                                          (241,546)

         Royalties                                               (6,315)
         Sales commissions                                      (17,976)
                                                               --------
TOTAL COST OF GOODS SOLD                                       (265,837)
                                                               --------

GROSS PROFIT MARGIN                                             205,731

OPERATING EXPENSES
         Salaries & fringe benefits                            (291,672)
         Materials, NRE and sub-contracts                       (30,245)
         Equipment rent and maintenance                          (5,716)
         Business promotion fees                                 (8,599)
         Transportation fees                                      1,350
         Printing, documentation and office expenditures        (13,379)
         Travelling expenses                                    (31,081)
         Facilities expenses                                    (19,155)
         Communications                                         (14,153)
         Training expenses                                       (1,388)
         Professionnal fees                                     (16,213)
         Parent administrative charges                          (20,000)
         Other expenses                                            (910)
                                                               --------
TOTAL OPERATING EXPENSES                                       (451,161)

         Depreciation deferred development costs                (20,800)
         Depreciation fixed assets                              (29,767)
                                                               --------


TOTAL OPERATING EXPENSES & DEPRECIATIONS                       (501,728)

FINANCIAL CHARGES

         Interest and bank charges                              (20,242)
         Long term interest charges                              (9,554)
                                                               --------
TOTAL                                                           (29,796)
                                                               --------
INCOME BEFORE TAXES                                            (325,793)
                                                               --------

         Income taxes                                           107,500
         Investments tax credits                                 11,344
                                                               --------
TOTAL TAXES                                                     118,844
                                                               --------

NET INCOME                                                     (206,949)
                                                               ========

                            M3I TECHNOLOGIES INC.
                             STATEMENT OF CASH FLOW
                    FOR THE TWO MONTHS ENDED MAY 31ST, 1996
                             (IN CANADIAN DOLLARS)


OPERATING ACTIVITIES
--------------------
Net loss                                                    (206,949)

Adjustment to reconcile net loss to net cash provided
     Depreciation of fixed assets                             29,767
     Amortization of deferred costs                           20,800
Change in non-cash working capital balance related to
operating activities                                         408,430
                                                            --------
Cash (used) in operating activities                          252,048
                                                            --------

INVESTING ACTIVITIES
--------------------
Acquisition of fixed assets
Disposal Deferred development costs                              240
Pre-Production costs                                             123
                                                            --------
Cash (used) in investing activities                              363
                                                            --------

FINANCING ACTIVITIES
--------------------
Due to related companies                                    (252,411)
                                                            --------
Cash provided by financing activities                       (252,411)
                                                            --------
Increase (decrease) in cash during the period                    ---
Cash, beginning of the period                                  2,381
                                                            --------
Cash, end of period                                            2,381
                                                            ========

                           CYCOMM INTERNATIONAL INC.
                        PRO FORMA FINANCIAL INFORMATION
             ACQUISITION OF XL COMPUTING CANADA INC. ("XL CANADA")

BALANCE SHEET                                                                    (A)                      (B)
                                                                           Acquisition of              XL Canada
                                                        Actual             M3i Tech. Inc.            June 21, 1996
                                                     May 31, 1996             Assets                 Balance Sheet
                                                   ----------------------------------------------------------------
ASSETS
  Current Assets
     Cash                                           $  2,477,267             (1,000,000)             $         -
     Accounts Receivable                               1,782,982                                         184,466
     Inventories                                       2,691,000                                       2,968,998
     Prepaid Expenses                                    186,451
                                                   ----------------------------------------------------------------
                                                       7,137,700             (1,000,000)               3,153,465

  Notes Receivable                                        69,182
  Property & Equipment - Net                           1,593,672                                         641,474
  Long-term Investments                                1,175,859              1,000,000
  Deferred Costs                                         473,838
  Goodwill - Net                                       1,849,114
  Patents - Net                                           22,500
                                                   ----------------------------------------------------------------
                                                    $ 12,321,865          $           -              $ 3,794,939
                                                   ================================================================


LIABILITIES & SHAREHOLDERS' EQUITY

  Current Liabilities
     Accounts Payable & Accrued Liabilities         $  2,404,934
     Due to affiliate                                     60,129
     Dividends payable-preferred stock                    46,000
     Capital Lease Obligations-current                     9,360
     Notes Payable - Current Portion                   1,032,942
                                                   ----------------------------------------------------------------
                                                       3,553,365

  Convertible Debentures                               3,309,001
  Capital Lease Obligations-long-term                      8,207                                          79,004
  Deferred Credit

  Shareholders' Equity
     Preferred Stock                                   1,500,000
     Common Stock                                     33,584,302                                       3,715,935
     Accumulated Deficit                             (29,633,010)
                                                   ----------------------------------------------------------------
                                                       5,451,292                                       3,715,935

                                                   ----------------------------------------------------------------
                                                    $ 12,321,865          $           -              $ 3,794,939
                                                   ================================================================

BALANCE SHEET
                                                          (C)
                                                    Consolidation &       Pro Forma
                                                      Elimination        May 31, 1996
                                                   ------------------------------------
ASSETS

  Current Assets
     Cash                                                                 $  1,477,267
     Accounts Receivable                                                     1,967,448
     Inventories                                                             5,659,998
     Prepaid Expenses                                                          186,451
                                                   ------------------------------------
                                                                             9,291,165

  Notes Receivable                                                              69,182
  Property & Equipment - Net                              (641,474)          1,593,672
  Long-term Investments                                 (1,000,000)          1,175,859
  Deferred Costs                                                               473,838
  Goodwill - Net                                                             1,849,114
  Patents - Net                                                                 22,500
                                                   ------------------------------------
                                                      $ (1,641,474)       $ 14,475,330
                                                   ====================================


LIABILITIES & SHAREHOLDERS' EQUITY

  Current Liabilities
     Accounts Payable & Accrued Liabilites                                $  2,404,934
     Due to affiliate                                                           60,129
     Dividends payable-prefered stock                                           46,000
     Capital Lease Obligations-current                                           9,360
     Notes Payable - Current Portion                                         1,032,942
                                                   ------------------------------------
                                                                             3,553,365

  Convertible Debentures                                                     3,309,001
  Capital Lease Obligations-long-term                                           87,211
  DeferredCredit                                         2,074,461           2,074,461

  Shareholders' Equity
     Preferred Stock                                                         1,500,000
     Common Stock                                       (3,715,935)         33,584,302
     Accumulated Deficit                                                   (29,633,010)
                                                   ------------------------------------
                                                        (3,715,935)          5,451,292

                                                   ------------------------------------
                                                      $ (1,641,474)       $ 14,475,330
                                                   ====================================

PRO FORMA ADJUSTMENTS:

 (A) On June 21, 1996, Cycomm, through a wholly-owned subsidiary, acquired certain assets and assumed certain liabilites of M3i Technologies in exchange for $1,000,000 cash and a earn-out of a maximum of $4,000,000 of stock. The subsidiary has been named XL Computing Canada Inc.

 (B)   Per the unaudited financial statements of XL Canada.

 (C) Pro forma adjustments include (i) the elimination of the investment in XL Canada, and (ii) the allocation of the excess fair market value of net assets acquired over cost to negative goodwill.

                           CYCOMM INTERNATIONAL INC.
                        PRO FORMA FINANCIAL INFORMATION
             ACQUISITION OF XL COMPUTING CANADA INC. ("XL CANADA")




INCOME STATEMENT

                                                      Actual              XL Canada                                Pro Forma
                                                  Twelve Months         Twelve Months          (A)               Twelve Months
                                                      Ended                 Ended           Pro Forma                Ended
                                                   May 31, 1996         May 31, 1996       Adjustments            May 31, 1996
                                                -------------------------------------------------------------------------------
   Sales                                         $  4,985,036            $1,966,679                               $  6,951,715
   Cost of sales                                    3,634,254             1,284,196                                  4,918,450
                                                -------------------------------------------------------------------------------
   Gross profit                                     1,350,782               682,483                                  2,033,265
                                                -------------------------------------------------------------------------------


   General & Administrative                         7,719,858             2,436,103                                 10,155,961
   Depreciation and amortization                    1,228,295               237,542           (207,446)              1,258,391
                                                -------------------------------------------------------------------------------
                                                    8,948,153             2,673,645           (207,446)             11,414,352
                                                -------------------------------------------------------------------------------

                                                -------------------------------------------------------------------------------
LOSS FROM OPERATIONS                               (7,597,371)           (1,991,162)           207,446              (9,381,087)
                                                -------------------------------------------------------------------------------


OTHER INCOME(EXPENSE)

   Interest income                                     64,345                                                           64,345
   Interest expense                                  (235,190)             (111,265)                                  (346,455)
   Gain (loss) on sale of fixed assets                (22,408)                                                         (22,408)
   Other income                                         6,019               797,599                                    803,618
                                                -------------------------------------------------------------------------------
                                                     (187,234)              686,334                                    499,100
                                                -------------------------------------------------------------------------------

                                                -------------------------------------------------------------------------------
NET LOSS                                         $ (7,784,605)         $ (1,304,828)         $ 207,446            $ (8,881,987)
                                                ===============================================================================

LOSS PER SHARE

   Net loss per share                                  ($1.95)                                                          ($2.22)
                                                ==============                                                    =============

   Weighted average shares outstanding              4,002,289                                                        4,002,289
                                                ==============                                                    =============


PRO FORMA ADJUSTMENTS:

     (A)  Amortization of deferred credit of $2,074,461 over 10 years.